Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Receivables, allowance	$ 35,288	$ 23,583
Preferred shares, par value	$ 0.01	$ 0.01
Preferred shares, aggregate liquidation preference	$ 172,500	$ 172,500
Preferred shares, aggregate liquidation preference, per shares	$ 50	$ 50
Common shares, par value	$ 0.01	$ 0.01